Exhibit (a)(1)(H)

ADS LETTER OF TRANSMITTAL

TO TENDER AMERICAN DEPOSITARY SHARES
EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS

of
RINKER GROUP LIMITED

Pursuant to the Bidder’s Statement dated October 30, 2006
(as supplemented by the First Supplementary Bidder’s Statement dated December 8, 2006)

by
CEMEX Australia Pty Ltd
an indirect wholly-owned subsidiary of
CEMEX, S.A.B. de C.V.

The Offer will expire at 7pm (Sydney time) on January 31, 2007 / 3am (New York time) on January 31, 2007, unless the Offer is extended or the Offer is withdrawn.

THE US DEPOSITARY FOR THE OFFER IS:
Computershare Trust Company, N.A.

BY MAIL:	BY OVERNIGHT DELIVERY:
Computershare Trust Company, N.A.	Computershare Trust Company, N.A.
CEMEX Voluntary Offer	CEMEX Voluntary Offer
P.O. Box 43011	250 Royall Street
Providence, RI 02940-3011	Canton, MA 02021
Retail Investors Call Toll Free: (866) 244-1296

THE US INFORMATION AGENT FOR THE OFFER IS: Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, NY 10022 Institutional Investors, Banks and Brokers Call Collect: (212) 750-5833
DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE US DEPOSITARY. THIS ADS LETTER OF TRANSMITTAL IS ONLY FOR USE IN ACCEPTING THE OFFER TO PURCHASE RINKER ADSs (AS DEFINED BELOW). RINKER SHARES (AS DEFINED BELOW) CANNOT BE TENDERED BY MEANS OF THIS ADS LETTER OF TRANSMITTAL. IF YOU HOLD RINKER SHARES AND WISH TO ACCEPT THE OFFER, YOU SHOULD USE THE BLUE SHARE ACCEPTANCE FORM.

DESCRIPTION OF RINKER ADSs TENDERED
Name(s) and Address(es) of Rinker ADSholder(s) (Please fill in, if blank, exactly as name(s) appear(s) on ADR certificate(s), if applicable)	Rinker ADR(s) Tendered (Attach additional list if necessary)
	ADR Certificate Number(s)*	Total Number of Rinker ADSs Represented by ADR(s)*

Total Number of Rinker ADS(s) Tendered**
* Need not be completed for book-entry transfers.
** Pursuant to the Offer, if the Rinker ADSholder elects to tender, all Rinker ADSs that the holder owns must be tendered. See Section 8.3(a) of the Bidder’s Statement.
☐ CHECK HERE IF ADR CERTIFICATE(S) HAVE BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 12.

Number of Rinker ADSs represented by lost, stolen or destroyed ADRs:___________________________________________

Please read this entire document and the instructions accompanying this document carefully before completing this ADS Letter of Transmittal. You must sign this ADS Letter of Transmittal in the appropriate space below unless an Agent’s Message (as defined in the Bidder’s Statement) is utilized.

You have received this ADS Letter of Transmittal in connection with the Offer by CEMEX Australia Pty Ltd (Bidder), a proprietary company organized under the laws of Victoria, Australia and an indirect wholly-owned subsidiary of CEMEX, S.A.B. de C.V. (CEMEX), to acquire all outstanding ordinary shares of Rinker (Rinker Shares), and all outstanding American depositary shares (Rinker ADSs) which each represent an ownership interest in five (5) Rinker Shares and are evidenced by American depositary receipts (ADRs), upon the terms and subject to the conditions of the Offer (including as extended and amended by the First Supplementary Bidder’s Statement and, if the Offer is further extended or amended, the terms and conditions of any such further extension or amendment), as described in the Bidder’s Statement, dated October 30, 2006 and the First Supplementary Bidder’s Statement dated December 8, 2006.

This ADS Letter of Transmittal is to be used either if the ADRs evidencing Rinker ADSs are to be forwarded herewith or, unless an Agent’s Message is utilized, delivery of ADSs is to be made by book-entry transfer to the US Depositary’s account at The Depository Trust Company (DTC) pursuant to the procedures for book-entry transfer set forth in Section 8.3(d) of the Bidder’s Statement. Delivery of this ADS Letter of Transmittal to DTC does not constitute delivery to Computershare Trust Company, N.A. (US Depositary).

In the event of an inconsistency between the terms and procedures in this ADS Letter of Transmittal and the Bidder’s Statement (as supplemented), the terms and procedures in the Bidder’s Statement shall govern.

If a Rinker ADSholder (as defined in the Bidder’s Statement) wishes to tender into the Offer and ADRs representing such ADSs or any other required documents cannot be delivered to the US Depositary or the procedures for book-entry transfer cannot be completed, in each case, before the end of the Offer Period, such holder’s acceptance of the Offer may nevertheless be effected by following the procedures for guaranteed delivery as described in Section 8.3(d) of the Bidder’s Statement.

When to complete this ADS Letter of Transmittal. In order to effectively tender Rinker ADSs pursuant to the Offer, this ADS Letter of Transmittal must be properly delivered to the US Depositary prior to the end of the Offer Period (as defined in the Bidder’s Statement, Section 9.1).

How to complete this ADS Letter of Transmittal. After carefully reading this entire document and all of the Instructions below, Rinker ADSholders should:

•	Indicate in the table on page 1 the total number of Rinker ADSs that they own and wish to tender. Check any applicable boxes and provide any required information.

•	Check any applicable boxes on page 3 and, if a box is checked, provide any required information.

•	Make the currency election by checking one of the two boxes on page 8.

•	Provide special payment and/or special delivery instructions, if necessary, in the space provided on page 8.

•
After carefully reviewing the entire ADS Letter of Transmittal, including the Instructions, sign this ADS Letter of Transmittal in the appropriate space provided below on page 7, unless an Agent’s Message is utilized. Also, if necessary, procure any required signature guarantee, in the spaces provided on page 7.

•	Complete the Substitute Form W-9 on page 13.

•	Properly submit this ADS Letter of Transmittal with all required information to the US Depositary as instructed.

Questions and requests for assistance regarding the appropriate method for tendering your Rinker ADSs may be directed by institutional investors, banks and brokers to Innisfree M&A Incorporated, the US Information Agent, and by retail investors to Computershare Trust Company, N.A., the US Depositary, at the appropriate telephone number or address set forth on the last page of this ADS Letter of Transmittal.

☐
CHECK HERE IF ANY OR ALL TENDERED RINKER ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE US DEPOSITARY’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING (ONLY DTC PARTICIPANTS MAY DELIVER ADSs BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐	CHECK HERE IF ANY OR ALL TENDERED RINKER ADSs ARE BEING DELIVERED PURSUANT TO AN ADS NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE US DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Date of Execution of ADS Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED ON PAGES 7 (THIS ADS LETTER OF TRANSMITTAL) AND 13
(SUBSTITUTE FORM W-9) BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby instructs the US Depositary to accept the Offer on behalf of the undersigned with respect to the above-described Rinker ADSs (which shall be deemed to include, without limitation, the Rinker Shares represented thereby), upon the terms and subject to the conditions of the Offer (including as extended and amended by the First Supplementary Bidder’s Statement and, if the Offer is further extended or amended, the terms and conditions of any such further extension or amendment).

The undersigned hereby acknowledges that delivery of this ADS Letter of Transmittal, ADRs evidencing tendered Rinker ADSs, or any other required documents, or book-entry transfer of ADSs, to the US Depositary in connection herewith, will (without any further action by the US Depositary) constitute acceptance, subject to the withdrawal rights described in Section 8.9 of the Bidder’s Statement and in Section 1.3 of the First Supplementary Bidder’s Statement, by the undersigned with respect to such ADSs, upon the terms and subject to the conditions of the Offer (including as extended and amended by the First Supplementary Bidder’s Statement and, if the Offer is further extended or amended, the terms and conditions of any such further extension or amendment).

Upon the terms and subject to the conditions of the Offer (including as extended and amended by the First Supplementary Bidder’s Statement and, if the Offer is further extended or amended, the terms and conditions of any such further extension or amendment), and effective upon the end of the Offer Period, and if the undersigned has not validly withdrawn his or her acceptance, the undersigned hereby:

(a)
sells, assigns and transfers all right, title and interest in and to the above-described ADSs and, to the extent paid after the settlement of the Offer, any and all cash dividends, distributions, rights, other ADSs or other securities issued or issuable in respect to such ADSs (collectively, Distributions); and

(b)
irrevocably constitutes and appoints the US Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs and any Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) with respect to such ADSs, (i) to deliver the ADRs evidencing such ADSs and any Distributions or, if tender is by book-entry transfer, accept transfer of such ADSs and any Distributions on the account books maintained at DTC, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Bidder, (ii) to surrender such ADSs to the depositary for Rinker’s ADR program and to instruct the depositary for Rinker’s ADR program to deliver the Rinker Shares underlying such ADSs and (iii) to receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and any Distributions).

The undersigned agrees that Bidder may instruct the US Depositary to take the actions specified in clauses (b)(i) and (ii) from the immediately preceding paragraph prior to acceptance by Bidder of those ADSs tendered in the Offer. Bidder shall not have the rights specified in clause (b)(iii) from the immediately preceding paragraph until it has irrevocably accepted those ADSs tendered in the Offer. Upon acceptance by Bidder of tendered ADSs in the Offer, subject to the withdrawal rights described in Section 8.9 of the Bidder’s Statement and in Section 1.3 of the First Supplementary Bidder’s Statement, the undersigned shall have no further rights with respect to those ADSs, except that the undersigned shall have the right to receive from Bidder the consideration in accordance with the Offer.

Subject to the fulfillment, or waiver prior to the end of the Offer Period, of all the Defeating Conditions defined in the Bidder’s Statement, the undersigned hereby irrevocably appoints Bidder and each of its directors and nominees severally as the attorney-in-fact and proxy of the undersigned to exercise all powers and rights that the undersigned has as the registered holder of Rinker ADSs, including:

(i)	attending any meeting of Rinker, and voting at any meeting of Rinker’s security holders, proposing or seconding any motion at any such meeting, and demanding a poll for any vote at any such meeting;
(ii)	requisitioning the convening of any general meeting of Rinker and convening a general meeting pursuant to any such requisition; and
(iii)	signing any form, notice, instrument or other document (including any proxy appointment) relating to the tendered Rinker ADSs.

Such appointment specified in the immediately preceding paragraph will terminate on the earlier of the withdrawal of your acceptance of the Offer or the end of the Offer Period or, if all Defeating Conditions of the Offer have been fulfilled or waived, the registration of Bidder as the holder of your Rinker ADSs. This power of attorney and this proxy are irrevocable and are granted in consideration of the acceptance for payment of such ADSs upon the terms and subject to the conditions of the Offer (including as extended and amended by the First Supplementary Bidder’s Statement and, if the Offer is further extended or amended, the terms and conditions of any such further extension or amendment). Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such ADSs (and any Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective).

The undersigned hereby agrees that in exercising the powers and rights conferred by the power of attorney in Section 8.5(d) of the Bidder’s Statement, each attorney may act in the interest of Bidder as the intended registered holder and beneficial owner of the tendered Rinker ADSs and the underlying Rinker Shares.

Except as contemplated by Section 8.5 of the Bidder’s Statement, and while the appointment in that section continues and is in effect, the undersigned hereby agrees not to attend or vote in person or by proxy, attorney or corporate representative at any meeting of Rinker, or to exercise or purport to exercise (in person or by proxy, attorney, or corporate representative or otherwise) any of the powers conferred by the power of attorney in Section 8.5(d) of the Bidder’s Statement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the beneficial ownership of the Rinker ADSs (and any Distributions) tendered hereby and that, when the same are accepted for payment by Bidder, Bidder will acquire good, marketable and unencumbered title thereto (including any Distributions), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claims.

The undersigned shall, upon request, execute and deliver any additional documents deemed by the US Depositary or Bidder to be necessary or desirable to complete the sale, assignment and transfer of the Rinker ADSs (and any Distributions) tendered hereby.

Except as provided in the Bidder’s Statement, this tender is irrevocable. In addition, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned.

The undersigned understands that acceptance of the Offer pursuant to the procedures described herein and the instructions hereto will, upon acceptance by Bidder, constitute a binding agreement between the undersigned and Bidder upon the terms and subject to the conditions of the Offer (including as extended and amended by the First Supplementary Bidder’s Statement and, if the Offer is further extended or amended, the terms and conditions of any such further extension or amendment). Without limiting the foregoing, if the consideration paid in the Offer is amended, the consideration paid to the undersigned will be the amended consideration notwithstanding the fact that a different consideration has been stated in the Bidder’s Statement. The undersigned recognizes that under certain circumstances set forth in the Bidder’s Statement, Bidder may not be required to accept for payment any of the Rinker ADSs tendered hereby.

If acceptance has been made with respect to Rinker ADSs, then a separate acceptance with respect to the Rinker Shares represented by such Rinker ADSs may not be made.

In the event that the box entitled “Special Payment Instructions” is not completed, the undersigned hereby instructs the US Depositary to (a) issue a check for the consideration for the Rinker ADSs tendered and accepted for payment to the undersigned and/or (b)(i) for Rinker ADSs not accepted for payment, in the case of Rinker ADSs held in certificated form, to issue or return any ADRs in the name(s) of the undersigned or (b)(ii) for Rinker ADSs not accepted for payment, in the case of Rinker ADSs held in book-entry form, to credit the account at DTC of the undersigned. In the event that the box entitled “Special Payment Instructions” is completed, the undersigned hereby instructs the US Depositary to (a) issue a check for the consideration for the Rinker ADSs tendered and accepted for payment to the person(s) so indicated and/or (b)(i) for Rinker ADSs not accepted for payment, in the case of Rinker ADSs held in certificated form, issue or return any ADRs in the name(s) of the person(s) so indicated or (b)(ii) for ADSs not accepted for payment, in the case of Rinker ADSs held in book-entry form, credit the account at DTC of the person(s) so indicated.

In the event that the box entitled “Special Delivery Instructions” is not completed, the undersigned hereby instructs the US Depositary to mail (a) a check for the consideration for the Rinker ADSs tendered and accepted for payment to the undersigned and/or (b) for Rinker ADSs not accepted for payment, in the case of Rinker ADSs held in certificated form, any ADRs (and accompanying documents, as appropriate) to the undersigned at the address(es) shown below the undersigned’s signature(s). In the event that the box entitled “Special Delivery Instructions” is completed, the undersigned hereby instructs the US Depositary to mail (a) a check for the consideration for the Rinker ADSs tendered and accepted for payment to the person(s) so indicated and/or (b) any ADRs for Rinker ADSs held in certificated form not accepted for payment (and accompanying documents, as appropriate) to the person(s) so indicated.

In the event that no valid currency election is made on page 8, consideration for the Rinker ADSs will be distributed in US dollars. Consideration for your Rinker ADSs will be paid, net of any expenses incurred, to tendering holders of Rinker ADSs in accordance with the timing of payment set forth in the Bidder’s Statement after a properly submitted ADS Letter of Transmittal with all necessary attachments is received by the US Depositary.

Upon the terms and subject to the conditions of the Offer (including as extended and amended by the First Supplementary Bidder’s Statement and, if the Offer is further extended or amended, the terms and conditions of any such further extension or amendment), this ADS Letter of Transmittal shall not be considered complete and valid, and payment of the consideration under the Offer shall not be made, until the ADRs evidencing tendered Rinker ADSs or, in the case of a book-entry transfer, Book-Entry Confirmation (as defined below), in respect to which the Offer is being accepted and any other required documents have been received by the US Depositary at one of its addresses set forth on the first and last pages of this ADS Letter of Transmittal. Bidder will determine in its sole discretion all questions as to the form of documents, including any notice of withdrawal and the validity, eligibility (including time of receipt) and acceptance of tendered Rinker ADSs. Bidder’s determination will be final and binding on all parties.

The terms and conditions of the Offer contained in the Bidder’s Statement, as may be supplemented or amended, shall be deemed to be incorporated in, and form part of, this ADS Letter of Transmittal, which shall be read and construed accordingly. In the event of any inconsistency between the terms and procedures in this ADS Letter of Transmittal and the Bidder’s Statement, the terms and procedures in the Bidder’s Statement shall govern.

IMPORTANT- SIGNATURE SECTION RINKER ADSHOLDERS SIGN HERE (PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)
Sign Here:
Sign Here:
(Signature(s) of Owner(s))
Dated:
Must be signed by registered holder(s) exactly as name(s) appear(s) on the ADRs evidencing the Rinker ADSs (if applicable) or by person(s) to whom ADRs surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

Name(s):
Capacity (Full Title):
Address (including Zip Code):
Telephone Number (including Area Code):
Taxpayer Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S) (See Instructions 1 and 5) FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW
Authorized Signature(s):
Name:
Name of Firm:
Address (including Zip Code):
Telephone Number (including Area Code):
Dated: ________________________

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if (1) the check for the consideration with respect to the Rinker ADSs purchased is to be issued in the name of someone other than the undersigned on page 7, (2) ADRs for Rinker ADSs not accepted for payment are to be issued in the name of someone other than the undersigned on page 7 or (3) Rinker ADSs tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at DTC other than the account indicated above on page 3.

Issue: ❑ Payment ❑ Certificate(s) to

Name:
(Please Print)

Address (including Zip Code):

(Taxpayer Identification or Social Security
Number)

❑ Credit unpurchased Rinker ADSs delivered by book-entry transfer to DTC participant number set forth below:

(Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6, and 7)

To be completed ONLY if the check for the consideration for Rinker ADSs purchased or ADRs evidencing Rinker ADSs which are not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than shown above on page 7.

Mail: ❑ Payment ❑ Certificate(s) to

Name:
(Please Print)

Address (including Zip Code):

(Taxpayer Identification or Social Security
Number)

CURRENCY ELECTION (see Instruction 13) (please select one option)
☐ The undersigned hereby elects to receive payment of consideration under the Offer in US dollars.	OR	☐ The undersigned hereby elects to have payment of consideration under the Offer converted into, and then paid in, Australian dollars.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.  Guarantee of Signatures. No signature guarantee is required on this ADS Letter of Transmittal if (a) this ADS Letter of Transmittal is signed by the registered holder(s) (which, for purposes of this section, includes any participant in DTC’s system whose name appears on a security position listing as the owner of the Rinker ADSs) of Rinker ADSs tendered herewith, unless such registered holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this ADS Letter of Transmittal or (b) such Rinker ADSs are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchange Medallion Program (each, an Eligible Institution). In all other cases, all signatures on this ADS Letter of Transmittal must be guaranteed by an Eligible Institution. See Instructions 5 and 7.

2.  Requirements of Tender. This ADS Letter of Transmittal is to be completed by holders of Rinker ADSs either if ADRs evidencing Rinker ADSs are to be forwarded herewith or, unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer as described in Section 8.3(d) of the Bidder’s Statement. ADRs evidencing tendered Rinker ADSs, this ADS Letter of Transmittal properly completed and duly executed (with any required signature guarantees) and, in the case of a book-entry transfer, an Agent’s Message, confirmation of a book-entry transfer into the US Depositary’s account at DTC of Rinker ADSs delivered by book-entry transfer (Book-Entry Confirmation), and/or any other documents required by this ADS Letter of Transmittal, must be received by the US Depositary at one of its addresses set forth on the first and last pages of this ADS Letter of Transmittal prior to the end of the Offer Period. If ADRs are forwarded to the US Depositary in multiple deliveries, a properly completed and duly executed ADS Letter of Transmittal must accompany each such delivery.

The term Agent’s Message means a message, transmitted by DTC to, and received by, the US Depositary and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in the DTC’s systems tendering an interest in the Rinker ADSs, that such participant has received and agrees to be bound by the terms of this ADS Letter of Transmittal and that Bidder may enforce such agreement against the participant.

Rinker ADSholders who own ADRs, representing Rinker ADSs, that cannot be delivered to the US Depositary, or who are unable to deliver any other required documents to the US Depositary, or who cannot complete the procedures for book-entry transfer, in each case, before the end of the Offer Period, may tender their Rinker ADSs into the Offer by properly completing and duly executing an ADS Notice of Guaranteed Delivery pursuant to the procedures for guaranteed delivery as described in Section 8.3(d) of the Bidder’s Statement. Pursuant to the procedures for guaranteed delivery, (1) such tender must be made by or through an Eligible Institution, (2) a properly completed and duly executed ADS Notice of Guaranteed Delivery, in the form provided by Bidder, must be received by the US Depositary prior to the end of the Offer Period and (3) within three New York Stock Exchange trading days after the date of the receipt of the ADS Notice of Guaranteed Delivery by the US Depositary, the following must be received by the US Depositary: (i) in the case of Rinker ADSs held in certificated form, the ADRs evidencing such Rinker ADSs, in proper form for transfer, together with a properly completed and duly executed ADS Letter of Transmittal (with any required signature guarantees) and any other documents required by this ADS Letter of Transmittal, or (ii) in the case of Rinker ADSs held in book-entry form, confirmation of a book-entry transfer of such Rinker ADSs to the account of the US Depositary at DTC, together with (x) a properly completed and duly executed ADS Letter of Transmittal (with any required signature guarantees) or an Agent’s Message and (y) any other documents required by the ADS Letter of Transmittal.

The method of delivery of this ADS Letter of Transmittal, ADRs evidencing Rinker ADSs and any other required documents, including delivery through DTC, is at the sole option and risk of the tendering holder of Rinker ADSs, and delivery will be deemed valid and complete only when actually received by the US Depositary (including, in the case of book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested along with proper insurance is recommended. In all cases, sufficient time should be allowed to ensure timely delivery before the end of the Offer Period.

No alternative, conditional or contingent tenders will be accepted. All tendering holders of Rinker ADSs, by execution of this ADS Letter of Transmittal, waive any right to receive any notice of the acceptance of their Rinker ADSs for payment.

All questions as to the form and validity (including time of receipt) and acceptance for payment of any tender of Rinker ADSs will be determined by Bidder, in its sole discretion, which determination shall be final and binding. Bidder reserves the absolute right to reject any or all tenders of Rinker ADSs if Bidder determines such Rinker ADSs are not in proper form or the acceptance for payment of or payment for which may, in the opinion of Bidder’s counsel, be unlawful. Bidder also reserves the absolute right to waive any defect or irregularity in any tender of Rinker ADSs. None of Bidder, Rinker, the US Depositary, the US Information Agent or any other person or party will be under any duty to give notification of any defect or irregularity in any tender or incur any liability for failure to give any such notification.

3.  Inadequate Space. If the space provided herein is inadequate, the certificate numbers of the ADRs (if applicable), the total number of Rinker ADSs evidenced by such ADRs, and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this ADS Letter of Transmittal is signed.

4.  No Partial Tenders. Pursuant to the terms of the Offer, Bidder is offering to purchase all of your Rinker ADSs. Thus, partial tenders are not permitted. All Rinker ADSs delivered to the US Depositary will be deemed to have been tendered into the Offer. Any attempt to tender less than 100% of Rinker ADSs owned by any Rinker ADSholder will be deemed to be a tender of all Rinker ADSs owned by that Rinker ADSholder. For more information, see Sections 8.3(a) and 8.5(a) of the Bidder’s Statement.

5.  Signatures on ADS Letter of Transmittal, Stock Powers and Endorsements. If this ADS Letter of Transmittal is signed by the registered holder(s) of the Rinker ADSs tendered hereby, the signature(s) must correspond to the name(s) as written on the face of the ADRs without alteration.

If any of the Rinker ADSs evidenced by ADRs tendered hereby are held of record jointly by two or more owners, each owner must sign this ADS Letter of Transmittal.

            If any of the tendered Rinker ADSs are registered in different names on several ADRs, it will be necessary to complete, sign and submit as many separate ADS Letters of Transmittal as there are different registrations of ADRs.

            If this ADS Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and submit proper evidence satisfactory to Bidder of the authority of such person to so act.

            If this ADS Letter of Transmittal is signed by the registered holder(s) of the Rinker ADSs listed and transmitted hereby, no endorsements of ADRs or separate stock powers are required unless payment is to be made for ADRs or Rinker ADSs not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such ADRs or stock powers must be guaranteed by an Eligible Institution.

            If this ADS Letter of Transmittal is signed by a person other than the registered holder(s) of the ADRs listed and transmitted hereby, the ADRs must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs. Signature(s) on any such ADRs or stock powers must be guaranteed by an Eligible Institution.

6.  Stock Transfer Taxes. If payment of the consideration is to be made to, or if ADRs representing Rinker ADSs not accepted for payment are to be issued in the name of, any person other than the registered holder(s), or if tendered ADRs are registered in the name of any person other than the person(s) signing this ADS Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the consideration paid for such tendered Rinker ADSs unless evidence satisfactory to Bidder of the payment of such taxes, or exemption therefrom, is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the ADRs transmitted hereby.

7.  Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or ADRs representing Rinker ADSs not accepted for payment are to be issued or returned to, a person other than the person(s) signing this ADS Letter of Transmittal or if a check and/or such ADRs are to be returned to a person other than the person(s) signing this ADS Letter of Transmittal or to an address other than that shown in this ADS Letter of Transmittal, the appropriate boxes on this ADS Letter of Transmittal must be completed. Rinker ADSholders who hold their Rinker ADSs through DTC may request that Rinker ADSs not accepted for payment be credited to an account maintained at DTC as designated under “Special Payment Instructions.” If no such instructions are given, such Rinker ADSs not accepted for payment will be returned by crediting such holder’s account at DTC.

8.  Substitute Form W-9. Under US Federal income tax law, a non-exempt holder of Rinker ADSs that is a US citizen or resident alien is required to provide the US Depositary with such holder’s correct Taxpayer Identification Number (TIN) (e.g.,social security number or employer identification number) on the Substitute Form W-9 included herewith. If Rinker ADSs are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. Failure to provide the information on the form may subject the surrendering holder to a $50 penalty and to backup withholding (at the appropriate rate, currently 28%) on the payment of any cash.

The tendering Rinker ADSholder must check the box in Part 3 of the Substitute Form W-9 if a TIN has not been issued and the holder has applied for a number or intends to apply for a number in the near future. If a TIN has been applied for and the US Depositary is not provided with a TIN before payment is made, the US Depositary will backup withhold (at the appropriate rate, currently 28%) on all payments to such surrendering holders of any consideration due for their former Rinker ADSs. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details on what TIN to give the US Depositary.

Certain Rinker ADSholders (including, for example, corporations and certain foreign individuals) are exempt from backup withholding requirements. Exempt holders should indicate their exempt status on the Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement on Internal Revenue Service Form W-8BEN, signed under penalties of perjury, attesting to such individual’s exempt status. Rinker ADSholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the US Depositary is required to withhold up to 28% of any payments to be made to the Rinker ADSholder. Backup withholding is not an additional US Federal income tax. Rather, the US Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The US Depositary cannot refund amounts withheld by reason of backup withholding.

9.  Rinker Shareholders. Rinker Shares cannot be tendered by means of this ADS Letter of Transmittal (which is exclusively for use in respect of Rinker ADSs). If you hold Rinker Shares, you should use the blue Share Acceptance Form for tendering such Rinker Shares into the Offer by following the instructions set forth therein. To obtain a copy of the blue Share Acceptance Form, contact the US Information Agent (for institutional investors, banks and brokers) or US Depositary (for retail investors) at the appropriate address or telephone number set forth on the last page of this ADS Letter of Transmittal.

10.  Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Bidder’s Statement, any supplements to the Bidder’s Statement, this ADS Letter of Transmittal, the ADS Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the US Information Agent (for institutional investors, banks and brokers) or US Depositary (for retail investors) at the appropriate address or telephone number set forth on the last page of this ADS Letter of Transmittal.

11.  Waiver of Conditions. The conditions of the Offer may be waived by Bidder at the times and in the manner described in Section 8.7(d) of the Bidder’s Statement.

12.  Lost, Destroyed or Stolen Certificates. If any ADR(s) representing Rinker ADS(s) has been lost, destroyed or stolen, the holder of such Rinker ADR(s) should, in addition to checking the box on page 3 of this ADS Letter of Transmittal, promptly notify JPMORGAN CHASE BANK, N.A., the depositary for the Rinker ADR program. The holder of the Rinker ADS will then be instructed as to the steps that must be taken in order to replace the ADR(s). This ADS Letter of Transmittal and any other required documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

13.  Currency Election. Check one of the boxes on page 8 to indicate the currency in which you wish to receive payment of consideration under the Offer. If a Rinker ADSholder elects to have the consideration converted into Australian dollars, Bidder will pay any charges associated with such conversion, and the exchange rate at which consideration under the terms of the Offer will be converted into Australian dollars will be the average of the WM/Reuters Intraday Mid Spot Rates during the applicable Exchange Rate Reference Period. If no currency election is made, a Rinker ADSholder will receive payment of consideration under the Offer in US dollars. The terms ‘WM/Reuters Intraday Mid Spot Rates’ and ‘Exchange Rate Reference Period’ are defined in Section 1.1(a) of the First Supplementary Bidder’s Statement.

IMPORTANT:

This ADS Letter of Transmittal (with any required signature guarantees) together with ADRs evidencing tendered Rinker ADSs or, in the case of a book-entry transfer, an Agent’s Message, or Book-Entry Confirmation, and any other required documents, must be received by the US Depositary, in any case, no later than 7pm (Sydney time) on January 31, 2007 / 3am (New York time) on January 31, 2007, unless the Offer is extended or is withdrawn.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR NAME AND TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Name Social Security Number(s) OR Taxpayer Identification Number(s)

Part 2—Certification—Under penalties of perjury, I certify that:

(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

Payer’s Request for Taxpayer Identification Number (TIN)
Certification instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in Part 4 above.
Part 3— Awaiting TIN ❑ Part 4— Exempt TIN ❑
SIGNATURE DATE

NOTE:
    FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number to the US Depositary, 28% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type or account:	Give the TAXPAYER IDENTIFICATION NUMBER of	For this type or account:	Give the TAXPAYER IDENTIFICATION NUMBER of
1. Individual	The Individual	6. A valid trust, estate or pension trust	The legal entity(4)
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7. Corporate or LLC electing corporate status on IRS Form 8832	The corporation
3. Custodian account of a minor (Uniform Gifts to Minors Act)	The minor(2)	8. Association, club, religious, charitable, education, or other tax-exempt organization account	The organization
4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor- trustee(1)	9. Partnership or multi-member LLC	The partnership
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10. A broker or registered nominee	The broker or nominee
5. Sole proprietorship	The owner(3)	11. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s Social Security number.
(3)
You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your Social Security number or your employer identification number (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
(continued)

Obtaining a Number
If you do not have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1(800)TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding
Payees specifically exempted from withholding include:
•    An organization exempt from tax under section 501(a) or an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
•    The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly owned agency or instrumentality of any one or more of the foregoing.
•    An international organization or any agency or instrumentality thereof.
•    A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:
•    A corporation.
•    A financial institution.
•    A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
•    A real estate investment trust.
•    A common trust fund operated by a bank under Section 584(a).
•    A trust exempt from tax under Section 664 as described in Section 4947.
•    An entity registered at all times during the tax year under the Investment Company Act of 1940.
•    A middleman known in the investment community as a nominee or custodian.
•    A futures commission merchant registered with the Commodity Futures Trading Commission.
•    A foreign central bank of issue.

Payments of dividends and patronage dividends generally exempt from backup withholding include:
•    Payments to nonresident aliens subject to withholding under Section 1441.
•    Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
•    Payments of patronage dividends not paid in money.
•    Payments made by certain foreign organizations.
•    Section 404(k) payments made by an ESOP.
•    Payments made to a nominee.

Payments of interest generally exempt from backup withholding include:
•    Payments of interest on obligations issued by individuals.
•    Note: You may be subject to backup withholding if this interest is $600 or more and is paid in due course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.
•    Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•    Payments described in Section 6049(b)(5) to nonresident aliens.
•    Payments on tax-free covenant bonds under Section 1451. Payments made by certain foreign organizations.
•    Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations under those sections. Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FORM, AND RETURN TO THE PAYER. ALSO SIGN AND DATE THE FORM. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH A PAYER A COMPLETED APPLICABLE INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

Privacy Act Notice.—Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Failure to Report Certain Dividend and Interest Payments. If you fail to include any portion of an includable payment for interest dividends or patronage dividends in gross income and such failure is due to negligence, a penalty of 20% is imposed on any portion of an underpayment attributable to the failure.

(3) Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(4) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

THE US DEPOSITARY FOR THE OFFER IS: Computershare Trust Company, N.A.
BY MAIL: Computershare Trust Company, N.A. CEMEX Voluntary Offer P.O. Box 43011 Providence, RI 02940-3011	BY OVERNIGHT DELIVERY: Computershare Trust Company, N.A. CEMEX Voluntary Offer 250 Royall Street Canton, MA 02021
Retail Investors and All Others Call Toll Free: (866) 244-1296
THE US INFORMATION AGENT FOR THE OFFER IS: Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, NY 10022 Institutional Investors, Banks and Brokers Call Collect: (212) 750-5833
Questions and requests for assistance may be directed by institutional investors, banks and brokers to the US Information Agent, and by retail investors to the US Depositary, at the appropriate telephone number or address set forth above. Additional copies of the Bidder’s Statement, any supplements to the Bidder’s Statement, this ADS Letter of Transmittal, ADS Notice of Guaranteed Delivery and other related materials may also be obtained from the US Information Agent, and will be furnished promptly at Bidder’s expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.